AMERICAN SKANDIA ADVISOR FUNDS, INC.
    SUPPLEMENT DATED JANUARY 3, 2000 TO THE PROSPECTUS DATED NOVEMBER 1, 1999

                         ASAF JANUS OVERSEAS GROWTH FUND

         Laurance Chang has been appointed as co-portfolio manager for the ASAF Janus Overseas Growth Fund (the "Fund"), joining Helen Young Hayes in managing the Fund. Accordingly, the section of the prospectus entitled "Management of the Funds - The Sub-advisors - Janus Capital Corporation" (on page 71) is amended by deleting the second paragraph and replacing it with the following:

          The portfolio managers responsible for the management of the ASAF Janus Overseas Growth Fund are Helen Young Hayes, CFA and Laurance Chang, CFA. Ms. Hayes has been managing the Fund since its inception, while Mr. Chang has been managing the Fund since January 2000. Ms. Hayes is a Vice President of Janus and joined Janus in 1987. Mr. Chang is a Vice President of Janus and joined Janus in 1993.

                        ASAF JANUS SMALL-CAP GROWTH FUND

         James P. Craig, III, Chief Investment Officer of Janus, has expanded his duties by becoming Director of Research and has relinquished his day-to-day portfolio management responsibilities, including management of the ASAF Janus Small-Cap Growth Fund. Accordingly, the section of the prospectus entitled "Management of the Funds - The Sub-advisors - Janus Capital Corporation" (on page 71) is amended by deleting the third paragraph and replacing it with the following:

          The ASAF Janus Small-Cap Growth Fund is managed by a management team consisting of William H. Bales and Jonathan D. Coleman, CFA. Mr. Bales and Mr. Coleman have managed the Fund since Janus became the Fund's Sub-advisor in January, 1999. Mr. Bales has been a Portfolio Manager with Janus since 1997 and a research analyst since 1993. He joined Janus in 1991. Mr. Coleman has been a Portfolio Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

         Michael M. Kassen is no longer serving as a portfolio manager for the ASAF Neuberger Berman Mid-Cap Value Fund. Accordingly, the section of the prospectus entitled "Management of the Funds -- The Sub-advisors - Neuberger Berman Management Inc." (on page 71) is amended by deleting the second paragraph and replacing it with the following:

          The portfolio managers responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Value Fund are Robert I. Gendelman and S. Basu Mullick. Mr. Gendelman has been managing the Fund since its inception, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Gendelman is a principal of Neuberger Berman and has been with NB Management since 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.